U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): May 15, 2007

Commission File Number: 000-31987

TEXHOMA ENERGY, INC.
(Name of Small Business Issuer in its Charter)

NEVADA	20-4858058
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

2200 POST OAK BLVD. SUITE 340 HOUSTON, TEXAS 77056
(Address of principal executive offices)

(713) 457-0610
(Issuer Telephone Number)

                 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or about May 15, 2007, Texhoma Energy, Inc. (“we,” “us,” and the “Company”) entered into a Letter Agreement with Matrixx Resource Holdings Inc. (“Matrixx”) to sell its 11% working interest in the property known as the Clovelly Prospect (the “Clovelly Prospect”) for $150,000. In connection with and pursuant to the Letter Agreement, we expect to receive an earnest money deposit of $25,000 on or about May 25, 2007. The deposit is not refundable to Matrixx unless there are significant title defects in connection with the Clovelly Prospect which cannot be cured, regardless of whether Matrixx moves forward with the purchase.

The Letter Agreement anticipates the closing the purchase of the Clovelly Prospect to close on or before June 30, 2007, at which time the remainder of the purchase price shall be paid by Matrixx. The effective date of the purchase will be May 22, 2007.

We are also currently in the process of finalizing a Management Services Agreement, and a Joint Venture agreement, and forming a separate Joint Venture company, which agreements and which Joint Venture company have not been finalized to date.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

At a meeting of the Board of Directors of the Company on May 17, 2007, the Board of Directors appointed Frank Jacobs, the Company’s current Director and the former Chief Executive Officer and Executive Chairman of the Company, as Chief Executive Officer. Additionally at the meeting of the Board of Directors, the Directors recommended that William “Mike” Simmons be appointed as a Director of the Company to fill a vacancy on the Board, which appointment has not yet been accepted by Mr. Simmons as of the filing of this report.

William “Mike” Simmons, age 53, currently serves as the Chief Executive Officer and President of Valeska Energy Corp., which position he has held since June, 2006, and as President of Loosbrock Offshore International, Inc., which position he has held since April 1987, and which company is engaged in the offshore drilling industry as a consultant and broker. From June 2005 until May 2006, Mr. Simmons served as Senior Editor and leader of the energy group for Off The Record Research, LLC, a registered investment advisor and broker dealer firm.

Mr. Simmons obtained his Bachelors degree from Texas A&M University in College Station, Texas in Geography in 1980.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number Description

10.1*	Letter Agreement with Matrixx Resource Holdings Inc. regarding the sale of the Clovelly Prospect

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.

/s/ Frank Jacobs
Frank Jacobs
Chief Executive Officer

May 25, 2007